UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 17, 2014

(Date of Report - date of earliest event reported)

EQUAL ENERGY LTD.

(Exact Name of Registrant as Specified in Its Charter)

Alberta, Canada	001-34759	98-0533758
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4801 Gaillardia Pkwy, Ste 325 Oklahoma City, OK		73142
(Address of Principal Executive Offices)		(Zip Code)

(405) 242-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On March 17, 2014, Equal Energy Ltd. (“Equal”), issued the news release attached hereto as Exhibit 99.1 reporting financial results of the Company for the year ended December 31, 2013.

Item 8.01.	Other Events.

The information disclosed in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	News Release of Equal Energy Ltd. dated March 17, 2014: Equal Energy Announces Fourth Quarter and Full Year 2013 Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2014

EQUAL ENERGY LTD.

By:	/s/ Scott Smalling
Name:	Scott Smalling
Title:	SVP Finance and CFO

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release of Equal Energy Ltd. dated March 17, 2014: Equal Energy Announces Fourth Quarter and Full Year 2013 Results

3